UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21359

     MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund
     ----------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                   2455 Corporate West Drive, Lisle, IL 60532
     ----------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Nicholas Dalmaso
                   2455 Corporate West Drive, Lisle, IL 60532
     ----------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 505-3700
                                ----------------

                        Date of fiscal year end: July 31

                   Date of reporting period: January 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is as follows:

      SEMIANNUAL
          REPORT
January 31, 2008
     (Unaudited)
                                                                      |
                              MBIA Capital/Claymore Managed Duration  | MZF
                                     Investment Grade Municipal Fund  |
                                                                      |

Photo of: Man fishing in stream.

mbia
ASSET MANAGEMENT

Logo: Claymore(R)
                                                            www.mbiaclaymore.com
                                                  ... YOUR STREAM TO THE LATEST,
                                           MOST UP-TO-DATE INFORMATION ABOUT THE
                                          MBIA CAPITAL/CLAYMORE MANAGED DURATION
                                                 INVESTMENT GRADE MUNICIPAL FUND


Photo of: Man fishing in stream.

MZF
LISTED
NYSE

MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

mbia
ASSET MANAGEMENT

Logo: CLAYMORE

There can be no assurance the Fund will achieve its investment objective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

            NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE




The shareholder report you are reading right now is just the beginning of the story. Online at WWW.MBIACLAYMORE.COM, you will find:

o    Daily, weekly and monthly data on share prices, distributions and more

o    Portfolio overviews and performance analyses

o    Announcements, press releases, special notices and tax characteristics

MBIA Capital Management and Claymore are continually updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.


2 SemiAnnual Report | January 31, 2008

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund



Dear SHAREHOLDER

We thank you for your investment in MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund"). This report covers performance for the six months ended January 31, 2008.

As you may know, the Fund's investment objective is to provide common shareholders with high current income exempt from regular Federal income tax while seeking to protect the value of the Fund's assets during periods of interest rate volatility. Under normal market conditions, the Fund seeks to achieve these objectives by investing at least 80% of its total assets in municipal bonds of investment-grade quality and normally investing substantially all of its total assets in securities of investment-grade quality.

The Fund's Investment Adviser, MBIA Capital Management Corp. ("MBIA"), is part of the MBIA Asset Management Group, which manages fixed-income products with a total value of approximately $67 billion as of January 31, 2008. MBIA's parent company, MBIA, Inc., is listed on the New York Stock Exchange and is a component stock of the S&P 500 Index. Claymore Securities, Inc. serves as the Fund's Servicing Agent. Claymore entities have provided supervision, management, servicing or distribution on more than $18.5 billion in assets as of December 31, 2007. Claymore Securities, Inc. currently offers closed-end funds, unit investment trusts and exchange-traded funds.

The latest reports indicate that the U.S. economy continues to expand at a moderate pace, but there is mounting concern about the possibility of a recession. As 2007 progressed, what began as a correction in the U.S. housing market accelerated into a crisis in the sub-prime mortgage market with profound implications for the entire economy. By the fourth quarter of 2007, there had been pronounced changes in attitudes toward risk in financial markets, as demonstrated by wider credit spreads, severe dislocation in short-term credit markets, overall tightening of financial conditions and increasing volatility in the equity and bond markets. Beginning in September, the Federal Reserve reduced interest rates five times, striving to strike a balance between providing liquidity to financial markets and keeping inflation at a moderate level. Even with this stimulus, by early 2008 many economists were forecasting a recession in the U.S.

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. For the six-month period ended January 31, 2008, the Fund returned 2.35% on an NAV basis. This represents a change in NAV to $14.23 on January 31, 2008, compared with $14.21 on July 31, 2007. For the same period, the Fund provided a total return of 3.31% based on market price. This represents a closing market price of $12.73 on January 31, 2008, versus $12.63 on July 31, 2007. As of January 31, 2008, the Fund was trading at discount to NAV. We believe that the Fund's market price discount to NAV represents an opportunity, as common shares of the Fund are available in the market at prices below the value of the securities in the underlying portfolio.


                                        SemiAnnual Report | January 31, 2008 | 3

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | DEAR SHAREHOLDER continued



We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan ("DRIP"), which is described in detail on page 22 of the Fund's semi-annual report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund's common shares is at a premium above NAV, the DRIP reinvests participants' dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a steady monthly distribution rate, the DRIP plan effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

In August and September 2007, the Fund paid monthly dividends of $0.0495 per share. The monthly dividend was raised to $0.0525 beginning in October 2007. This dividend represents an annualized distribution rate of 4.95% based on the closing market price of $12.73 on January 31, 2008, or 7.61% on a taxable equivalent basis, assuming a 35% federal income tax bracket.

To learn more about the Fund's performance, we encourage you to read the Questions & Answers section of the report, which begins on page 5. You will find information about how the Fund is managed, what factors impacted the performance of the Fund during the six months ended January 31, 2008, and MBIA's views on the market environment.

We appreciate your investment, and we look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund's website at www.mbiaclaymore.com

Sincerely,

/s/ Clifford D. Corso

Clifford D. Corso
President MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund


The broad auction-rate preferred securities market has experienced some disruption in the past few months, but those disruptions have increased dramatically in recent days, and your Fund was not immune to this disruption. The result has been an increasing number of failed auctions on many, if not all, auction-rate preferred shares, including Auction Market Preferred Shares ("AMPS") such as those issued by the Fund. We believe this increase in failed auctions is simply a liquidity issue. Investors need to be aware that a failed auction is not a default nor does it require the redemption of a fund's auction-rate preferred shares. Provisions in the offering documents of the Fund's AMPS provide a mechanism to set a maximum rate in the event of a failed auction, and, thus, investors will continue to be entitled to receive payment for holding these AMPS. This maximum rate is determined based upon a multiple of or a spread to a reference rate. The reference rate is either LIBOR (the London Interbank Offered Rate, a widely used benchmark for short-term interest rates) or 90% of the taxable equivalent of the short-term municipal rate, whichever is greater.

The Fund has two series of AMPS; a seven day series auctioning each Monday ("M-7") and a 28-day series that auctions every fourth Wednesday ("W-28"). The auctions for the M-7 series for February 25, 2008, and for the W-28 series for February 27, 2008, failed. The maximum rate established for this failed auction of the M-7 series was 4.908%; the next auction for this series is scheduled for March 3, 2008. The maximum rate established for this failed auction of the W-28 series was 5.060%; the next auction for this series is scheduled for March 26, 2008. We will continue to evaluate the benefits and impacts of leverage on the Fund.


4 | SemiAnnual Report | January 31, 2008

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

QUESTIONS & ANSWERS |


CLIFFORD D. CORSO - PORTFOLIO MANAGER

Mr. Corso is President of MBIA Asset Management and Chief Investment Officer of MBIA Insurance Corp. He joined the firm in 1994 and helped develop the company's fixed-income asset management platform. He now directs the investment of approximately $64 billion in fixed-income assets under management. In addition to the portfolios of MBIA Insurance Corp. and its affiliates, Mr. Corso's responsibilities include the direction of investments for outside clients such as pension funds, sovereign governments, state and local governments, and large institutional investors. He was previously the co-head of fixed-income at a subsidiary of Alliance Capital Management. Throughout his 23-year career, Mr. Corso has managed a broad range of fixed-income products, including corporate, asset-backed, government, mortgage and derivative products. Mr. Corso holds a bachelor's degree from Yale University and a master's degree from Columbia University. He holds Series 7, 24, and 63 registrations from the Financial Industry Regulatory Authority ("FINRA").

E. GERARD BERRIGAN - PORTFOLIO MANAGER

Mr. Berrigan, who joined the firm in 1994, is a Managing Director and head of portfolio management for MBIA Asset Management. A member of the firm's Investment Strategy Committee, he manages MBIA's asset/ liability management products and is responsible for structured investments across all managed portfolios. He is also a member of MBIA's Investment Review and Market Risk Committees. Mr. Berrigan has more than 15 years of experience in securities trading and portfolio management, including positions at the Federal National Mortgage Association and CS First Boston. He has a bachelor's degree from Bucknell University and a master's degree from Columbia University. He holds Series 7 and 63 registrations from FINRA.

JEFFREY S. MACDONALD, CFA - PORTFOLIO MANAGER

Mr. MacDonald, who joined the firm in 2007, has extensive experience in the fixed-income markets across a variety of sectors with particular emphasis on core and core plus strategies. He was previously a vice president and portfolio manager at Hartford Investment Management Company (HIMCO), where he managed core, core plus, intermediate core, and other broad-based fixed-income styles. He was also instrumental in designing some of HIMCO's fixed-income-based products, including a number of "alternative" strategies. Prior to joining HIMCO, Mr. MacDonald was a fixed-income portfolio analyst specializing in taxable/insurance portfolios at Wellington Management Company. He began his career with Fidelity Investments as a fixed-income trader and lead systems analyst.

Mr. MacDonald earned his bachelor's degree from Trinity College in Connecticut and his master's degree from Boston University. He holds the designation of Chartered Financial Analyst (CFA) through the CFA Institute and is a member of the Hartford Security Analysts Society.


In the following interview Portfolio Managers Clifford D. Corso, E. Gerard Berrigan and Jeffrey S. MacDonald discuss the market environment and the performance of the MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund") for the six-month period ended January 31, 2008.


--------------------------------------------------------------------------------
WILL YOU PLEASE PROVIDE AN OVERVIEW OF THE MUNICIPAL MARKET DURING THE SIX-MONTH PERIOD ENDED JANUARY 31, 2008?

This was a period of considerable economic uncertainty and significant turmoil throughout capital markets, including the municipal bond market. At the beginning of the period, there was growing concern about the impact of problems in the sub-prime mortgage market on the broad market for fixed-income securities. Initial concerns about the sub-prime segment of the mortgage-backed securities market broadened to include a wide range of financial institutions and markets, as nervous investors became less tolerant of risk.

Beginning in late summer, markets became extremely volatile and increasingly illiquid. The trend began in the taxable bond market, and then spread to the municipal market. The last few months of 2007 were tumultuous, with a flight to quality driving a pronounced rally in U.S. Treasury securities. Treasury securities were by far the best performing category in the bond market, as investors shied away from bonds with any credit risk.

As concerns developed about the possibility of a recession, the Federal Reserve (the "Fed") began lowering interest rates. Between September 18, 2007, and January 30, 2008, the Fed lowered its target for the federal funds rate five times for a total of 225 basis points, from 5.25% in early September before the first cut to 3.00% at the end of January 2008. These rate cuts, combined with investors' flight to quality, resulted in a dramatic drop in yields on U.S. Treasury securities: the yield on three-month treasury bills fell from 4.94% at July 31, 2007, to 1.04% at January 31, 2008. Rates on long-term treasury securities fell much less, from 4.90% to 4.32% over the same period, producing a much steeper yield curve. (The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically, the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.)

Although municipal bonds have throughout their existence been regarded as a high quality fixed-income asset class with an extremely low default rate, investors became wary of even the highest rated bonds, causing a widening of spreads between municipal securities and U.S. Treasury securities. According to the Thomson Municipal Market Monitor, a leading provider of municipal bond data, at one point in November the yield on AA-rated 30-year general obligation municipal bonds was over 104% of the yield on 30-year treasury bonds, compared with a 10-year average of 95.4%.


                                        SemiAnnual Report | January 31, 2008 | 5

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | QUESTIONS & ANSWERS continued



In the last few months of 2007 municipal bonds began to come under pressure because of concerns about the financial strength of the monoline insurance companies that insure municipal bonds. Approximately 50% of outstanding municipal bonds are insured; issuers have traditionally purchased the insurance because it reduces interest costs by conferring on the bonds the high credit rating of the insurance provider. (The companies that insure municipal bonds are called monolines because financial guaranty insurance is the only type of insurance they offer. Insurance regulations prevent multiline insurance companies such as property/ casualty and life insurance companies from offering financial guaranty insurance.) In the last months of 2007, as the sub-prime mortgage crisis developed, the monoline insurers suffered losses from insurance of structured products backed by residential mortgages.

As rating agencies began to downgrade the credit ratings of some monoline insurers, investors continued to re-evaluate risk, and many insured municipal bonds traded as if they were uninsured, effectively discounting monoline insurance. Spreads within the municipal bond market widened, as investors were eager to buy bonds of the highest credit quality independent of insurance but avoided bonds with ratings of BBB (the lowest investment grade) or below. Accordingly, the differences between returns of municipal bonds of the highest and lowest investment grade ratings were dramatic. For the six months ended January 31, 2008, Lehman Brothers reports that of the bonds included in the Lehman Municipal Bond Index, which returned 3.71%, the average return was 4.03% for AAA-rated bonds, 4.29% for AA-rated bonds, 2.85% for A-rated bonds, and -1.37% for BBB-rated bonds.


--------------------------------------------------------------------------------
HOW DID THE FUND PERFORM IN THIS MARKET ENVIRONMENT?

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. For the six-month period ended January 31, 2008, the Fund returned 2.35% on an NAV basis and returned 3.31% on a market price basis. As of January 31, 2008, the Fund was trading at discount to NAV. We believe that the Fund's market price discount to NAV represents an opportunity, as common shares of the Fund are now available in the market at prices below the value of the securities in the underlying portfolio.

As most investors may know, the market value of the Fund's shares fluctuates from time to time, and it may be higher or lower than the Fund's NAV. The current discount to NAV may provide an opportunity for suitable investors to purchase shares of the Fund below the market value of the securities in the underlying portfolio. We believe that, over the long term, the progress of NAV will be reflected in the market price return earned by shareholders.


This return is consistent with the Fund's investment objective, which is to provide its common shareholders with high current income exempt from regular federal income tax while seeking to protect the value of the Fund's assets during periods of interest rate volatility. Under normal market conditions, the Fund seeks to achieve these objectives by investing at least 80% of its total assets in municipal bonds of investment grade quality and will normally invest substantially all of its assets in securities of investment grade quality.


--------------------------------------------------------------------------------
HOW HAVE YOU STRUCTURED THE PORTFOLIO DURING THIS CHALLENGING PERIOD?

We always maintain a high quality portfolio that is diversified across issuers, sectors and states. In the first half of 2007, when lower-quality securities provided the highest returns, this focus on quality hurt performance. In the last few months, as investors have become increasingly uncomfortable with credit risk, the Fund's high quality orientation has been advantageous. At the beginning of the six-month period, the Fund's average credit quality was AA- (as rated by Moody's Investors Service and Standard & Poor's, the major rating agencies for municipal bonds). By the end of the period, the average rating was A+, reflecting our decision to sell some pre-refunded bonds after their prices rose and replace them with higher yielding BBB-rated bonds from issuers in which we have confidence. Another factor in the lower average rating was downgrading of some insured bonds held in the portfolio.

As we select securities for the portfolio, in addition to paying careful attention to ratings, we also have a team of credit analysts who evaluate the credit quality of the issuers and individual bonds. We employ thorough credit analysis to ensure that we are maintaining the desired level of quality in the Fund's portfolio while adding significant yield by buying good quality bonds at what we consider to be attractive prices.

The Fund has a significant representation in pre-refunded bonds, which represented 28.0% of the portfolio as of July 31, 2007, and 26.4% as of January 31, 2008. (A bond is pre-refunded when the issuer has purchased U.S. Treasury or agency securities that provide a stream of cash flow to pay off the bonds on their first call date.) The shorter duration and high credit quality of the Fund's pre-refunded holdings add to the defensive structure of the portfolio. (Duration is a measure of the interest rate sensitivity of a bond or fixed-income portfolio which incorporates time to maturity and coupon size. The longer the duration, the greater the interest rate risk.)

Over this period the municipal bond yield curve steepened dramatically as several interest rate cuts by Fed led to much lower short-term interest rates. As the yield curve became steeper, we sold some pre-refunded bonds, realizing significant gains, and invested in bonds with longer maturities, extending the durations of these holdings in order to increase yield.



6 | SemiAnnual Report | January 31, 2008

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | QUESTIONS & ANSWERS continued


--------------------------------------------------------------------------------
WHICH TRENDS OR INVESTMENT DECISIONS MOST HELPED THE FUND'S PERFORMANCE AND WHY?

A major positive was the Fund's high credit quality during this period when investors became increasingly uncomfortable with risk. Consistent with the high credit quality of the Fund's portfolio, the absence of an allocation to non-investment-grade bonds contributed to performance relative to other municipal bond funds, many of which do invest in non-investment-grade bonds.

Also positive was the Fund's position in pre-refunded bonds, which performed very well in a risk-averse market environment. Lehman Brothers reports that pre-refunded bonds returned 5.88% for the six months ended January 31, 2008, compared with a return of 3.71% from the Lehman Municipal Bond Index.

With regard to sectors, the Fund's position in education bonds made a positive contribution to performance.


--------------------------------------------------------------------------------
WHICH AREAS OF THE FUND HURT PERFORMANCE DURING THE PERIOD?

Most securities that carry any degree of credit risk dropped in market value during this period, and that includes some of the bonds rated BBB (the lowest investment grade) in this portfolio.

Insured bonds have performed poorly, as concerns have mounted regarding the financial strength of the monoline bond insurers. The Fund owns bonds insured by all the major insurers except the largest insurer, MBIA. (Because MBIA is the parent company of the Fund's Investment Adviser, Securities & Exchange Commission regulations preclude the Fund's ownership of MBIA-insured bonds.) As of January 31, 2008, insured bonds represent less than 20% of the value of the Fund's portfolio, compared with over 50% of the Lehman Municipal Bond Index. Prices of insured bonds have deteriorated as some bonds were downgraded when ratings of two of the insurance providers were cut. However, all of the Fund's insured bonds have underlying credits with solid ratings, and we are very comfortable with all of the underlying credits in the portfolio.


INSURED BONDS HELD AT JANUARY 31, 2008
--------------------------------------------------------------------------------
                                                  % OF LONG-TERM
INSURER                                              INVESTMENTS
--------------------------------------------------------------------------------
FGIC                                                        7.0%
AMBAC                                                       6.2%
FSA                                                         3.2%
CIFG                                                        2.7%
--------------------------------------------------------------------------------

The Fund's holdings in the health care and housing sectors detracted from performance, as both of these sectors underperformed the Lehman Brothers Municipal Bond Index. The sub-prime mortgage crisis has caused some investors to question the attractiveness of housing-related investments. Municipal housing bonds are traditionally highly rated securities, since state and local housing finance agencies do not issue the kind of high interest variable rate loans that are prevalent in the sub-prime category of mortgages; all the housing bond investments in this portfolio are rated AAA or AA.


--------------------------------------------------------------------------------
PLEASE TELL US ABOUT THE FUND'S DISTRIBUTIONS DURING THE PERIOD.

In August and September 2007, the Fund paid monthly dividends of $0.0495 per share. The monthly dividend was raised to $0.0525 beginning in October 2007. This dividend represents an annualized distribution rate of 4.95% based on the closing market price of $12.73 on January 31, 2008, or 7.61% on a taxable equivalent basis, assuming a 35% federal income tax bracket.


--------------------------------------------------------------------------------
WOULD YOU EXPLAIN THE FUND'S LEVERAGE STRATEGY AND ITS EFFECT ON FUND RETURNS?

The Fund, like many closed-end funds, utilizes leverage (borrowing) as part of its investment strategy. The purpose of leverage is to fund the purchase of additional securities that provide increased income and potentially greater appreciation to common shareholders than could be achieved from an un-leveraged portfolio. Of course, leverage results in greater NAV volatility and entails more downside risk than an un-leveraged portfolio. (Volatility is a measure of the extent to which the price of a financial asset fluctuates.) The use of leverage also makes the Fund more vulnerable to rising interest rates. The Fund generally employs leverage by issuing Auction Market Preferred Shares ("AMPS") on which the interest rate is re-set in periodic auctions, which typically take place every seven to 28 days.


The following addendum to the annual shareholder letter discusses the AMPS situation subsequent to January 31, 2008:

The broad auction-rate preferred securities market has experienced some disruption in the past few months, but those disruptions have increased dramatically in recent days, and your Fund was not immune to this disruption. The result has been an increasing number of failed auctions on many, if not all, auction-rate preferred shares, including Auction Market Preferred Shares ("AMPS") such as those issued by the Fund. We believe this increase in failed auctions is simply a liquidity issue. Investors need to be aware that a failed auction is not a default nor does it require the redemption of a fund's auction-rate preferred shares. Provisions in the offering documents of the Fund's AMPS provide a mechanism to set a maximum rate in the event of a failed auction, and, thus, investors will continue to be entitled to receive payment for holding these AMPS. This maximum rate is determined based upon a multiple of or a spread to a reference rate. The reference rate is either LIBOR (the London Interbank Offered Rate, a widely used benchmark for short-term interest rates) or 90% of the taxable equivalent of the short-term municipal rate, whichever is greater.

The Fund has two series of AMPS; a seven day series auctioning each Monday ("M-7") and a 28-day series that auctions every fourth Wednesday ("W-28"). The auctions for the M-7 series for February 25, 2008, and for the W-28 series for February 27, 2008, failed. The maximum rate established for this failed auction of the M-7 series was 4.908%; the next auction for this series is scheduled for March 3, 2008. The maximum rate established for this failed auction of the W-28 series was 5.060%; the next auction for this series is scheduled for March 26, 2008. We will continue to evaluate the benefits and impacts of leverage on the Fund.



                                        SemiAnnual Report | January 31, 2008 | 7

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | QUESTIONS & ANSWERS continued


--------------------------------------------------------------------------------
WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN THE COMING MONTHS?

Despite widening spreads and investor concerns, we have great confidence in the municipal bond market, especially in the high-quality segment of the market in which this Fund invests. Defaults on municipal bonds are very rare. In fact, despite the recent volatility, the municipal market is off to a good start in 2008: the Lehman Brothers Municipal Index was up 1.26% for the month of January. Currently, some AAA-rated municipal bonds are yielding more than Treasury issues with comparable maturities. This relative cheapness is attracting the attention of crossover and other nontraditional municipal investors.

We believe that the Fund is well positioned in the current environment. We have taken advantage of the widening of spreads to increase the Fund's exposure to good quality BBB credits. We have also taken advantage of the steepening of the yield curve by selling some of our pre-refunded credits and extending maturities to pick up additional yield.

Although the financial strength of the bond insurers continues to affect the municipal securities market, the credit quality of municipal securities backed by insurance has not deteriorated. We believe that individual bonds should be evaluated on their own fundamentals, bearing in mind that insurance is usually purchased to lower the interest rate paid by the issuer, not to secure a low-quality credit. With municipal bonds trading at significantly lower prices than we saw a few months ago, some strategists are touting municipal bonds as an attractive investment value for 2008.

We believe that the market has over-reacted to credit problems in certain sectors, dumping any securities perceived as risky, regardless of underlying fundamentals. Whenever such imbalances occur, we believe that opportunities may be created. Although we believe that there may still be further problems in the credit markets, we are selectively looking for opportunities to purchase bonds of reasonable quality that may be selling below their long-term intrinsic value.



--------------------------------------------------------------------------------
MZF RISKS AND OTHER CONSIDERATIONS

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

There can be no assurance that the Fund will achieve its investment objective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. An investment in this Fund may not be suitable for investors who are, or as a result of this investment would become, subject to the federal alternative minimum tax because the securities in the Fund may pay interest that is subject to taxation under the federal alternative minimum tax. Special rules apply to corporate holders. Additionally, any capital gains dividends will be subject to capital gains taxes.

There can be no guarantee that hedging strategies will be employed or will be successful. The premium paid for entering into such hedging strategies will result in a reduction in the net asset value of the Funds and a subsequent reduction of income to the Fund. Any income generated from hedging transactions will not be exempt from income taxes.

Certain risks are associated with the leveraging of common stock. Both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

There are also specific risks associated with investing in municipal bonds. The secondary market for municipal bonds is less liquid than many other securities markets, which may adversely affect the Fund's ability to sell its bonds at prices approximating those at which the Fund currently values them. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest. In the event of bankruptcy of an issuer, the Fund could experience delays in collecting principal and interest.

There also risks associated with investing in Auction Market Preferred Shares or AMPS. The AMPS are redeemable, in whole or in part, at the option of the Fund on any dividend payment date for the AMPS, and will be subject to mandatory redemption in certain circumstances. The AMPS will not be listed on an exchange. You may only buy or sell AMPS through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity.


8 | SemiAnnual Report | January 31, 2008

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Fund SUMMARY | AS OF JANUARY 31, (2008) (unaudited)


FUND INFORMATION
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                       MZF
Initial Offering Date:                                       August 27, 2003
Closing Market Price as of 01/31/08:                                  $12.73
Net Asset Value as of 01/31/08:                                       $14.23
Yield on Closing Market Price as of 01/31/08:                          4.95%
Taxable Equivalent Yield on Closing Market Price as of 01/31/08(1):    7.61%
Current Monthly Distribution Per Common Share(2):                    $0.0525
Leverage as of 01/31/08(3):                                              38%
Percentage of total investments subject to alternative minimum tax     22.2%
--------------------------------------------------------------------------------

1 Taxable equivalent yield is calculated assuming a 35% federal income tax bracket.

2    Monthly distribution is subject to change.

3    As a percentage of total investments.

TOTAL RETURNS
--------------------------------------------------------------------------------
(Inception 8/27/03)                                Market                NAV
--------------------------------------------------------------------------------
Six Months                                          3.31%              2.35%
One Year                                            2.37%              2.25%
Three Year - average annual                         3.35%              3.35%
Since Inception - average annual                    1.39%              4.58%
--------------------------------------------------------------------------------

Pie Chart:
SECTOR CONCENTRATION*
--------------------------------------------------------------------------------
Prerefunded             26.4%
Housing                 11.9%
Health Care             10.8%
IDR/IRB                  8.4%
Miscellaneous Revenue    7.4%
Transportation           7.2%
Secondary Education      5.9%
Higher Education         5.1%
General Obligation       4.7%
Power                    4.3%
Lease Backed Rev Bond    2.8%
Tobacco                  2.7%
Enhanced Tobacco         2.4%
Other (Swaptions)        0.0%
--------------------------------------------------------------------------------
*As a percentage of long-term municipal bonds and notes, preferred shares and swaptions.
--------------------------------------------------------------------------------


Pie Chart:
STATE/TERRITORY ALLOCATION*
--------------------------------------------------------------------------------
California              16.0%
New York                15.3%
Florida                 10.9%
Texas                    7.9%
Ohio                     6.4%
Puerto Rico              4.2%
Colorado                 3.8%
Missouri                 3.7%
Illinois                 3.5%
South Dakota             3.4%
All other states        24.9%
--------------------------------------------------------------------------------
*As a percentage of long-term municipal bonds and notes.
--------------------------------------------------------------------------------

Line Chart:
SHARE PRICE & NAV PERFORMANCE
--------------------------------------------------------------------------------
               SHARE PRICE       NAV
1/31/07        13.04           14.52
               13.08           14.52
               13.09           14.54
               13.11           14.56
               13.12           14.55
               13.06           14.57
               13.08           14.58
               13.1            14.56
               13.11           14.55
               13.12           14.55
               13.12            14.6
               13.11           14.64
               13.1            14.65
               13.12           14.65
               13.15           14.66
               13.11           14.63
               13.21           14.68
               13.26           14.72
               13.36           14.78
               13.3            14.76
               13.25           14.76
               13.35           14.79
               13.35           14.79
               13.23           14.74
               13.25           14.75
               13.27           14.75
               13.28           14.69
               13.3             14.7
               13.3            14.72
               13.22           14.71
               13.15            14.7
               13.13           14.71
               13.1             14.7
               13.13           14.71
               13.12           14.72
               13.14           14.68
               13.14           14.67
               13.13           14.67
               13.18           14.66
               13.2            14.65
               13.28           14.62
               13.3            14.61
               13.27           14.61
               13.2            14.54
               13.15           14.54
               13.13           14.54
               13.12           14.48
               13.14            14.5
               13.12           14.49
               13.18           14.49
               13.24           14.47
               13.14           14.48
               13.1            14.51
               13.12           14.55
               13.12           14.56
               13.18           14.56
               13.21           14.56
               13.22           14.58
               13.17           14.57
               13.31           14.53
               13.28           14.52
               13.32           14.56
               13.3            14.55
               13.35           14.55
               13.32           14.54
               13.35           14.52
               13.37           14.52
               13.31           14.52
               13.34           14.51
               13.27           14.52
               13.27           14.52
               13.29            14.5
               13.29           14.49
               13.31           14.49
               13.31           14.45
               13.27           14.42
               13.3            14.42
               13.11            14.4
               13.1            14.37
               13.11           14.37
               13.06           14.38
               13.12           14.37
               13.14           14.37
               13.2            14.35
               13.2            14.31
               13.2            14.32
               13.06           14.29
               13.01           14.23
               12.99           14.13
               12.84           14.12
               12.81            14.1
               12.72           14.02
               12.72           14.03
               12.88           14.02
               12.84           14.03
               12.82           14.05
               12.73           14.08
               12.68           14.06
               12.72           14.04
               12.61           14.05
               12.7            14.09
               12.64           14.09
               12.59           14.11
               12.65            14.1
               12.69           14.13
               12.66           14.15
               12.88           14.09
               12.73           14.03
               12.71           14.01
               12.76           14.04
               12.78            14.1
               12.77           14.09
               12.82           14.07
               12.72           14.08
               12.61           14.11
               12.53            14.1
               12.51           14.14
               12.55           14.13
               12.59           14.18
               12.61           14.17
               12.59           14.18
               12.57           14.18
               12.55           14.22
               12.5            14.23
               12.62           14.23
               12.63           14.21
               12.62           14.22
               12.61           14.19
               12.67           14.19
               12.58           14.09
               12.53           14.06
               12.52           13.97
               12.5            13.99
               12.57           13.99
               12.61           13.99
               12.55           13.95
               12.3            13.89
               12.26           13.77
               12.51           13.73
               12.62           13.72
               12.59           13.71
               12.56           13.68
               12.54           13.67
               12.45           13.64
               12.39           13.67
               12.4            13.73
               12.48           13.83
               12.53           13.91
               12.5            13.93
               12.65           13.93
               12.63           13.97
               12.56           14.07
               12.69           14.24
               12.84           14.31
               12.91           14.29
               12.71           14.28
               12.6            14.22
               12.63           14.23
               12.66           14.23
               12.8             14.2
               12.64           14.18
               12.64           14.08
               12.52           14.09
               12.48           14.09
               12.59           14.15
               12.66           14.14
               12.67           14.18
               12.74           14.19
               12.79           14.21
               12.68           14.25
               12.65           14.19
               12.61           14.21
               12.57           14.15
               12.53           14.15
               12.55           14.14
               12.55           14.14
               12.57           14.12
               12.6            14.12
               12.54           14.12
               12.5            14.15
               12.5            14.21
               12.51           14.25
               12.55           14.33
               12.6            14.33
               12.56           14.32
               12.55           14.35
               12.56           14.33
               12.61            14.3
               12.69            14.3
               12.54           14.25
               12.44           14.19
               12.5            14.22
               12.42           14.23
               12.56            14.2
               12.42           14.05
               12.41              14
               12.35           13.96
               12.2            13.96
               12.09           13.96
               12.05           13.95
               11.77           13.94
               11.79           13.99
               11.96           14.02
               12              14.06
               12.03           14.07
               12.09            14.1
               12.04           14.11
               12.13           14.18
               12.16           14.13
               12.17           14.12
               12.19           14.17
               12.3            14.17
               12.32           14.19
               12.34           14.21
               12.42           14.14
               12.36           14.11
               12.36           14.01
               12.49           13.99
               12.39           14.07
               12.33           14.02
               12.3            14.05
               12.21           14.02
               12.22           14.02
               12.24           14.07
               12.25           14.11
               12.2            14.12
               12.11           14.04
               12.07           14.01
               12.05           13.98
               12.14              14
               12.22           14.06
               12.42           14.09
               12.48            14.2
               12.6            14.21
               12.67           14.25
               12.78           14.27
               12.76           14.29
               12.76           14.37
               12.79           14.36
               12.93           14.39
               12.93           14.41
               12.93           14.48
               12.94           14.49
               12.93           14.52
               12.66           14.51
               12.86           14.58
               12.95           14.61
               12.92           14.41
               12.82           14.38
               12.84           14.33
               12.83           14.24
               12.77           14.19
1/31/08        12.73           14.23

Pie Chart:
CREDIT QUALITY*
--------------------------------------------------------------------------------
AAA                     28.3%
AA                      28.8%
A                       26.2%
BBB                     16.1%
BB                       0.6%
--------------------------------------------------------------------------------
*As a percentage of long-term municipal bonds and notes and preferred shares. Based on Standard & Poor's or other equivalent rating.
--------------------------------------------------------------------------------

Pie Chart:
MATURITY BREAKDOWN*
--------------------------------------------------------------------------------
0-5 Years               20.7%
6-10 Years               6.9%
11-15 Years             20.5%
16-20 Years             17.2%
21-25 Years             11.2%
26-30 Years             17.9%
30+ Years                5.6%
--------------------------------------------------------------------------------
*As a percentage of long-term municipal bonds and notes, preferred shares swaptions.
--------------------------------------------------------------------------------

Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.claymore.com. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

                                        SemiAnnual Report | January 31, 2008 | 9

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Portfolio of Investments | JANUARY 31, 2008 (unaudited)


RATING    PRINCIPAL                                      OPTIONAL
(S&P)*  AMOUNT (000)      DESCRIPTION             CALL PROVISIONS**       VALUE
--------------------------------------------------------------------------------

                  MUNICIPAL BONDS & NOTES - 156.9%

                  ALABAMA - 0.8%
BBB     $    845  Courtland, AL Ind Dev Brd
                  Environ Imp Rev, AMT, Ser B,
                  6.25%, 08/01/25                  08/01/13 @ 100   $   861,461
--------------------------------------------------------------------------------

                  CALIFORNIA - 25.1%
A+           350  California Gen Oblig,
                  5.50%, 04/01/30
                  (Prerefunded @ 04/01/14)+        04/01/14 @ 100       401,800

A+           125  California Gen Oblig,
                  5.50%, 04/01/30
                  (Prerefunded @ 04/01/14)+        04/01/14 @ 100       143,500

A+         2,025  California Gen Oblig,
                  5.50%, 04/01/30
                  (Prerefunded @ 04/01/14)+        04/01/14 @ 100     2,330,856

A          5,000  California Public Works Brd
                  Dept Mental Health Lease Rev, Ser A,
                  5.00%, 06/01/24                  06/01/14 @ 100     5,002,350

A+         6,000  California Various Purpose Gen Oblig,
                  5.125%, 11/01/24                 11/01/13 @ 100     6,252,060

A-         2,500  Chula Vista, CA Ind Dev Rev, Ser B
                  AMT, 5.50% 12/01/21              06/02/14 @ 102     2,601,350

BBB        2,065  Golden State Tobacco Securitization
                  Rev, Ser A-1, 5.00%, 06/01/33    06/01/17 @ 100     1,812,141

AAA        2,750  Golden State Tobacco Settlement
                  Rev, Ser B, 5.375%, 06/01/28
                  (Prerefunded @ 06/01/10)+        06/01/10 @ 100     2,933,617

AA         4,000  Port of Oakland, CA Rev, AMT,
                  Ser L, 5.00%, 11/01/22 (FGIC)    11/01/12 @ 100     4,089,360

AA         2,500  San Diego, CA Unified School Dist,
                  Ser D, 5.25%, 07/01/25
                  (Subject to cross over refunding
                   @ 07/01/12) (FGIC)              07/01/12 @ 101     2,755,800
--------------------------------------------------------------------------------
                                                                     28,322,834
--------------------------------------------------------------------------------

                  COLORADO - 6.0%
AA         4,500  Colorado Health Facs Auth Rev,
                  5.25%, 09/01/21
                  (Prerefunded @ 09/01/11)+        09/01/11 @ 100     4,905,810

BBB        2,000  Colorado Health Facs Auth Rev,
                  5.25%, 05/15/42                  05/15/17 @ 100     1,874,880
--------------------------------------------------------------------------------
                                                                      6,780,690
--------------------------------------------------------------------------------

                  DISTRICT OF COLUMBIA - 3.1%
AA         1,550  District of Columbia Ballpark Rev,
                  Ser B-1, 5.00%, 02/01/35 (FGIC)  02/01/16 @ 100     1,534,128

Aaa        2,000  District of Columbia FHA Multi Family
                  Henson Ridge-Rmkt, AMT,
                  5.10%, 06/01/37 (FHA)            06/01/15 @ 102     1,955,200
--------------------------------------------------------------------------------
                                                                      3,489,328
--------------------------------------------------------------------------------


RATING    PRINCIPAL                                      OPTIONAL
(S&P)*  AMOUNT (000)      DESCRIPTION             CALL PROVISIONS**       VALUE
--------------------------------------------------------------------------------

                  FLORIDA - 17.1%
A+      $  2,500  Highlands Co., FL Health Facs
                  Auth Rev, Ser B, 5.25%, 11/15/23
                  (Prerefunded @ 11/15/12)+        11/15/12 @ 100   $ 2,759,075

A1         3,000  Highlands Co., FL Health Facs
                  Auth Rev, Ser D, 5.875%, 11/15/29
                  (Prerefunded @ 11/15/13)+        11/15/13 @ 100     3,455,970

AAA        5,000  Miami-Dade Co., FL Aviation Rev, AMT,
                  6.19%, 10/01/38 (CIFG)(1)        10/01/15 @ 100     4,847,200

AA         4,275  Miami-Dade Co., FL School Brd, Ser B,
                  5.00%, 05/01/32 (FGIC)           05/01/17 @ 100     4,262,773

BBB        1,000  Seminole Indian Tribe FL Rev, Ser A,
                  144A, 5.25%, 10/01/27            10/01/17 @ 100       942,620

AA-        2,750  South Broward Co., FL Hosp Dist
                  Rev, 5.60%, 05/01/27
                  (Prerefunded @ 05/01/12)+        05/01/12 @ 101     3,084,758
--------------------------------------------------------------------------------
                                                                     19,352,396
--------------------------------------------------------------------------------

                  ILLINOIS - 5.4%
A1         3,000  Illinois Dev Fin Auth Hosp Rev,
                  5.65%, 11/15/24
                  (Prerefunded @ 11/15/09)+        11/15/09 @ 101     3,207,690

Baa1       1,000  Illinois Fin Auth, Roosevelt Univ Rev,
                  5.50%, 04/01/37                  04/01/17 @ 100       994,170

AA         2,000  Illinois Hsg Dev Auth Homeowner Mtg,
                  AMT, Ser A-2, 5.00%, 08/01/36    02/01/16 @ 100     1,915,120
--------------------------------------------------------------------------------
                                                                      6,116,980
--------------------------------------------------------------------------------

                  LOUISIANA - 3.5%
BBB        1,000  De Soto Parish, LA Environ Imp
                  Rev, AMT, Ser A,
                  5.85%, 11/01/27                  11/01/13 @ 100       988,370
BBB+       3,000  St. John Baptist Parish, LA
                  Marathon Oil Corp., Ser A,
                  5.125%, 06/01/37                 06/01/17 @ 100     2,913,390
--------------------------------------------------------------------------------
                                                                      3,901,760
--------------------------------------------------------------------------------

                  MASSACHUSETTS - 0.9%
AA-        1,000  Massachusetts Housing Fin Agency,
                  AMT, 5.10%, 12/01/27             06/01/17 @ 100     1,001,400
--------------------------------------------------------------------------------

                  MICHIGAN -1.8%
A-         2,000  Michigan Strategic Fund Ltd Oblig
                  Rev Ref, Ser C, 5.45%, 09/01/29  09/01/11 @ 100     2,038,840
--------------------------------------------------------------------------------

                  MISSOURI - 5.8%
AAA        6,000  Missouri Health & Educ Facs Auth
                  Rev, Ser A, 5.25%, 06/01/28
                  (Prerefunded @ 06/01/11)
                  (AMBAC)+                         06/01/11 @ 101     6,590,040
--------------------------------------------------------------------------------

                  NEBRASKA - 2.6%
AAA        3,000  Public Power Generation Agency,
                  Whelan Energy Ctr Unit 2,
                  5.00%, 01/01/41 (AMBAC)          01/01/17 @ 100     2,952,240
--------------------------------------------------------------------------------

                  NEVADA - 5.0%
A          5,410  Henderson, NV Health Care Fac Rev,
                  Ser A, 5.625%, 07/01/24          07/01/14 @ 100     5,629,159
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.

10 | SemiAnnual Report | January 31, 2008

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | PORTFOLIO OF INVESTMENTS (unaudited) continued

RATING    PRINCIPAL                                      OPTIONAL
(S&P)*  AMOUNT (000)      DESCRIPTION             CALL PROVISIONS**       VALUE
--------------------------------------------------------------------------------

                  NEW YORK - 23.9%
A-      $  2,750  Long Island, NY Power Auth Rev, Ser A,
                  5.10%, 09/01/29                  09/01/14 @ 100   $ 2,783,577

AA-        4,000  Metropolitan Trans Auth Rev, Ser A,
                  5.125%, 01/01/24                 07/01/12 @ 100     4,150,520

AA-        1,650  New York Dorm Auth Lease Rev, Ser A,
                  5.375%, 05/15/23
                  (Prerefunded 05/15/13)+          05/15/13 @ 100     1,860,491

Aaa        1,500  New York Dorm Auth Rev, North Shore
                  Long Island Jewish Group,
                  5.375%, 05/01/23
                  (Prerefunded 05/01/13)+          05/01/13 @ 100     1,690,050

BB         1,000  New York Dorm Auth Rev, NYU Hosp Ctr,
                  Ser B, 5.25%, 07/01/24           07/01/17 @ 100       996,900

AA         2,250  New York, NY Gen Oblig, Ser J,
                  5.00%, 05/15/23                  05/15/14 @ 100     2,328,187

A+         3,650  New York Muni Bond Bank Agy Special
                  School Purpose Rev, Ser C,
                  5.25%, 12/01/22                  06/01/13 @ 100     3,857,612

AA-        4,000  New York Tobacco Settlement Funding
                  Corp, Ser A1, 5.50%, 06/01/19    06/01/13 @ 100     4,350,760

A-         5,000  Suffolk Co, NY Ind Dev Agy Rev, AMT,
                  5.25%, 06/01/27                  06/01/13 @ 100     5,011,100
--------------------------------------------------------------------------------
                                                                     27,029,197
--------------------------------------------------------------------------------

                  NORTH CAROLINA - 3.4%
BBB        1,000  North Carolina Eastern Muni Power Agy
                  Sys Rev Ref, Ser D,
                  5.125%, 01/01/23                 01/01/13 @ 100     1,017,070

BBB        1,000  North Carolina Eastern Muni Power Agy
                  Sys Rev Ref, Ser D,
                  5.125%, 01/01/26                 01/01/13 @ 100     1,007,490

AAA        1,775  North Carolina Housing Fin Agy Rev, AMT,
                  Ser 14A,
                  5.35%, 01/01/22 (AMBAC)          07/01/11 @ 100     1,808,157
--------------------------------------------------------------------------------
                                                                      3,832,717
--------------------------------------------------------------------------------

                  OHIO - 10.1%
BBB        1,150  Buckeye OH, Tobacco Settlement Turbo Rev,
                  Ser A-2, 5.875%, 06/01/30        06/01/17 @ 100     1,125,356

BBB        2,000  Buckeye OH, Tobacco Settlement Turbo Rev,
                  Ser A-2, 5.75%, 06/01/34         06/01/17 @ 100     1,923,880

AA-        3,000  Cuyahoga Co., OH Rev Ref, Ser A,
                  6.00%, 01/01/20                  07/01/13 @ 100     3,287,430

AA-        5,000  Lorain Co., OH Hosp Rev Ref, Ser A,
                  5.25%, 10/01/33                  10/01/11 @ 101     5,053,200
--------------------------------------------------------------------------------
                                                                     11,389,866
--------------------------------------------------------------------------------

                  OKLAHOMA - 3.1%
AA-        3,525  Oklahoma Dev Fin Auth Rev,
                  5.00%, 02/15/42                  02/15/17 @ 100     3,490,772
--------------------------------------------------------------------------------

                  PENNSYLVANIA - 4.6%
BBB        2,340  Pennsylvania Higher Education Facs Auth
                  Rev, 5.25%, 05/01/23             05/01/13 @ 100     2,378,329

BBB+       2,000  Pennsylvania State Higher Education,
                  5.00%, 07/15/39                  07/15/15 @ 100     1,888,160

BBB        1,000  Pennsylvania State Higher Education,
                  5.00%, 05/01/37                  11/01/17 @ 100       940,040
--------------------------------------------------------------------------------
                                                                      5,206,529
--------------------------------------------------------------------------------


RATING    PRINCIPAL                                      OPTIONAL
(S&P)*  AMOUNT (000)      DESCRIPTION             CALL PROVISIONS**       VALUE
--------------------------------------------------------------------------------
                  PUERTO RICO - 6.6%
AAA     $  1,500  Puerto Rico Hwy & Trans Auth Rev,
                  Ser J, 5.50%, 07/01/24
                  (Prerefunded @ 07/01/14)+        07/01/14 @ 100   $ 1,727,400

BBB-       5,000  Puerto Rico Public Bldgs Auth Rev,
                  Ser I, 5.50%, 07/01/25
                  (Prerefunded @ 07/01/14)+        07/01/14 @ 100     5,695,250
--------------------------------------------------------------------------------
                                                                      7,422,650
--------------------------------------------------------------------------------

                  SOUTH CAROLINA - 3.1%
AAA        2,500  Florence Co., SC Hosp Rev, Ser A,
                  5.25%, 11/01/27 (FSA)            11/01/14 @ 100     2,600,400

BBB        1,000  Georgetown Co., SC Environ Imp Rev,
                  AMT, Ser A, 5.30%, 03/01/28      03/01/14 @ 100       909,320
--------------------------------------------------------------------------------
                                                                      3,509,720
--------------------------------------------------------------------------------

                  SOUTH DAKOTA - 5.3%
AAA        5,000  South Dakota Hsg Dev Auth, Ser K, AMT,
                  5.05%, 05/01/36                  11/01/15 @ 100     4,831,800

AA-        1,200  South Dakota St Hlth & Edl Fac, Ser A
                  5.25%, 11/01/34                  11/01/14 @ 100     1,212,108
--------------------------------------------------------------------------------
                                                                      6,043,908
--------------------------------------------------------------------------------

                  TEXAS - 12.5%
Aaa        2,000  Bexar Co., TX Hsg Fin, AMT,
                  5.20%, 10/20/34 (GNMA/FHA)       10/20/14 @ 100     1,965,820

AAA        3,795  Eagle Mtn & Saginaw, TX Indep School
                  Dist, Ser A, 5.25%, 08/15/23
                  (Prerefunded @ 08/15/13) (PSF)+  08/15/13 @ 100     4,276,358

AAA          205  Eagle Mtn & Saginaw, TX Indep School
                  Dist, Ser A,
                  5.25%, 08/15/23 (PSF)            08/15/13 @ 100       218,325

AAA        3,000  Houston Utility System,
                  (Underlying Obligor: Houston, TX Utility System
                  First Lien Revenue Refunding Bonds)
                  7.58%, 11/15/33 (FSA) (2)        11/15/17 @ 100     3,229,350

AAA        2,325  Pampa, TX Indep School
                  Dist, 5.00%, 08/15/36 (PSF)      08/15/17 @ 100     2,410,583

BBB+       2,100  San Leanna Ed Facs Corp Higher Ed Rev,
                  5.125%, 06/01/36                 06/01/17 @ 100     1,967,448
--------------------------------------------------------------------------------
                                                                     14,067,884
--------------------------------------------------------------------------------

                  WEST VIRGINIA - 4.5%
AAA        5,000  West Virginia Housing Dev Fund Rev,
                  Ser D, 5.20%, 11/01/21           05/01/11 @ 100     5,102,850
--------------------------------------------------------------------------------

                  WYOMING - 2.7%
AA+        3,100  Wyoming Cmnty Dev Auth Hsg Rev,
                  Ser 7, AMT, 5.10%, 12/01/38      12/01/16 @ 100     3,024,515
--------------------------------------------------------------------------------
                  Total Municipal Bonds & Notes - 156.9%
                  (Cost $170,556,395)                               177,157,736
--------------------------------------------------------------------------------
See notes to financial statements.

                                       SemiAnnual Report | January 31, 2008 | 11

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | PORTFOLIO OF INVESTMENTS (unaudited) continued

RATING            PRINCIPAL                                                         OPTIONAL
(MOODY'S)*     AMOUNT (000)   DESCRIPTION                                  CALL PROVISIONS**       VALUE
----------------------------------------------------------------------------------------------------------
                              PREFERRED SHARES - 3.8%
A3                 $  2,000   Capmark Municipal Mortgage Trust, AMT,
                              Ser A1-3, 5.30%, 10/31/39,
                              (10/31/19 remarketing), 144A                                     $ 2,096,120

Aaa                   2,000   Centerline Equity Issuer Trust, AMT, Ser A-4-1,
                              5.75%, 04/30/15 (remarketing), 144A                                2,202,060
----------------------------------------------------------------------------------------------------------
                              TOTAL PREFERRED SHARES - 3.8%
                              (Cost $4,000,000)                                                  4,298,180
----------------------------------------------------------------------------------------------------------

COUNTER-           NOTIONAL                                                       EXPIRATION
PARTY          AMOUNT (000)   DESCRIPTION                                               DATE       VALUE
----------------------------------------------------------------------------------------------------------
                              SWAPTIONS (3) - 0.0%
Goldman Sachs   $ 85,000   Option on a pay fixed/receive floating rate 20
                           year interest rate swap (pay fixed rate of 5.20%
                           and receive BMA rate with a weekly reset)                09/03/08   $    20,778

Goldman Sachs      7,000   Option on a pay fixed/receive floating rate 20
                           year interest rate swap (pay fixed rate of 6.50%
                           and receive LIBOR rate with a weekly reset)              09/03/08        11,979
----------------------------------------------------------------------------------------------------------
                           TOTAL SWAPTIONS
                           (Cost $5,402,500)                                                        32,757
----------------------------------------------------------------------------------------------------------

RATING         PRINCIPAL                                                            OPTIONAL
(S&P)*      AMOUNT (000)   DESCRIPTION                                     CALL PROVISIONS**       VALUE
----------------------------------------------------------------------------------------------------------
                           SHORT-TERM INVESTMENTS - 1.2%

                           ALASKA - 0.1%
AAA             $    100   Valdez, AK Marine Term Rev, Ref-Exxon
                           Pipeline Co., Ser A, VRDN, 1.70%, 12/01/33 (4)     02/01/08 @ 100       100,000
----------------------------------------------------------------------------------------------------------

                           MASSACHUSETTS - 0.2%
Aaa                  200   Massachusetts Health & Ed Fac Auth,
                           Ser E, VRDN, 1.83%, 01/01/35 (4)                   02/01/08 @ 100       200,000
----------------------------------------------------------------------------------------------------------

                           MICHIGAN - 0.6%
AAA                  710   Royal Oak, MI Hosp Fin Auth,
                           VRDN, 4.75%, 01/01/20 (AMBAC) (4)                  02/01/08 @ 100       710,000
----------------------------------------------------------------------------------------------------------

                           UTAH - 0.3%
AAA                  300   Utah Trans Auth Sales Tax Rev,
                           Ser B, VRDN, 1.80%, 06/15/36 (4)                    02/01/08 @ 100      300,000
----------------------------------------------------------------------------------------------------------
                           TOTAL SHORT-TERM INVESTMENTS
                           (Cost $1,310,000)                                                     1,310,000
----------------------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS - 161.9%
                           (Cost $181,268,895)                                                 182,798,673
----------------------------------------------------------------------------------------------------------

      PRINCIPAL
    AMOUNT (000)  DESCRIPTION                                                                     VALUE
----------------------------------------------------------------------------------------------------------

                  FLOATING RATE NOTE OBLIGATIONS - (2.2%)
     $ (2,500)    Note with interest rate of 2.28% and contractual maturity
                  of collateral to 2038. See Note 1 in the Notes to Financial
                  Statements section of this report.                                          $ (2,500,000)
----------------------------------------------------------------------------------------------------------
                  TOTAL NET INVESTMENTS 159.7%
                  (Cost $178,768,895)                                                          180,298,673
                  Other assets in excess of liabilities - 1.8%                                   2,038,527
                  Preferred Shares, at redemption value -
                  (-61.5% of Net Assets Applicable to Common
                  Shareholders or -38.5% of Total Net Investments)                             (69,450,000)
----------------------------------------------------------------------------------------------------------
                  NET ASSETS APPLICABLE TO
                  COMMON SHAREHOLDERS - 100.0% (5)                                            $112,887,200
----------------------------------------------------------------------------------------------------------


* For securities not rated by Standard & Poor's Rating Group, the rating by Moody's Investor Services, Inc. or Fitch Ratings is provided.

** Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.

+ This bond is prerefunded. U.S. government or U.S. government agency securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date and price indicated under the Optional Call Provisions.

(1) Underlying security related to inverse floating rate investments entered into by the Fund. See Note 1 of the financial statements.

(2) Inverse floating rate investment. Interest rate shown is that in effect at January 31, 2008. See Note 1 of the financial statements.

(3)  Non-income producing securities.

(4) Security has a maturity of more than one year, but has variable rate and demand features that qualify it as a short-term security. The rate shown is as of January 31, 2008.

(5) Portfolio percentages are calculated based on net assets applicable to common shareholders.


Glossary:
AMBAC - Insured by Ambac Assurance Corporation
AMT - Alternative Minimum Tax
BMA - Bond Market Association
CIFG - Insured by CIFG Assurance NA
FGIC - Insured by Financial Guaranty Insurance Co.
FHA - Guaranteed by Federal Housing Administration
FSA - Insured by Financial Security Assurance, Inc.
GNMA - Guaranteed by Ginnie Mae
LIBOR - London Inter-Bank Offered Rate
PSF - Guaranteed by Texas Permanent School Fund
VRDN - Variable rate demand notes are instruments whose interest rates change on a specified date (such as coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate).
144A - Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
       At January 31, 2008 these securities amounted to $5,240,800 which represents 4.6% of net assets applicable to common shareholders.

See notes to financial statements.

12 | SemiAnnual Report | January 31, 2008

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Statement of ASSETS AND LIABILITIES | JANUARY 31, 2008 (unaudited)

ASSETS
   Investments, at value (cost $181,268,895)                                                       $182,798,673
   Cash                                                                                                  71,920
   Interest receivable                                                                                2,117,977
   Other assets                                                                                          16,576
---------------------------------------------------------------------------------------------------------------
      Total assets                                                                                  185,005,146
---------------------------------------------------------------------------------------------------------------
LIABILITIES
   Floating rate note obligations                                                                     2,500,000
   Investment advisory fee payable                                                                       40,797
   Servicing agent fee payable                                                                           27,173
   Dividends payable - preferred shareholders                                                            13,842
   Administration fee payable                                                                             3,884
   Accrued expenses and other liabilities                                                                82,250
---------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                               2,667,946
---------------------------------------------------------------------------------------------------------------
PREFERRED SHARES, AT REDEMPTION VALUE
   $.001 par value per share; 2,778 Auction Market Preferred Shares authorized,
   issued and outstanding at $25,000 per share liquidation preference                                69,450,000
---------------------------------------------------------------------------------------------------------------
Net Assets Applicable to Common Shareholders                                                       $112,887,200
===============================================================================================================
COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
   Common stock, $.001 par value per share; unlimited number of shares authorized,
   7,935,591 shares issued and outstanding                                                         $      7,936
   Additional paid-in capital                                                                       112,471,279
   Net unrealized appreciation on investments and swaptions                                           1,529,778
   Accumulated undistributed net investment income                                                      717,564
   Accumulated net realized loss on investments and swaptions                                        (1,839,357)
---------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                       $112,887,200
===============================================================================================================
NET ASSET VALUE APPLICABLE TO COMMON SHAREHOLDERS (based on 7,935,591 common shares outstanding)   $      14.23
===============================================================================================================
See notes to financial statements.

                                       SemiAnnual Report | January 31, 2008 | 13

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Statement of OPERATIONS | FOR THE SIX MONTHS ENDED JANUARY 31, 2008 (unaudited)

INVESTMENT INCOME
   Interest                                                                                        $ 4,653,666
---------------------------------------------------------------------------------------------------------------
EXPENSES
   Investment advisory fee                                                      $    355,970
   Servicing agent fee                                                               237,314
   Auction agent fees - preferred shares                                              95,696
   Professional fees                                                                  54,328
   Fund accounting                                                                    33,389
   Administrative fee                                                                 25,100
   Trustees' fees and expenses                                                        20,495
   Printing expenses                                                                  20,495
   NYSE listing fee                                                                   10,672
   Custodian fee                                                                       9,606
   Transfer agent fee                                                                  9,548
   Insurance                                                                           8,752
   Line of credit fee                                                                  2,543
   Other                                                                              12,218
   Interest expense on floating rate note obligations                                 44,622
---------------------------------------------------------------------------------------------------------------
   Total expenses                                                                                      940,748
   Investment advisory fees waived                                                                    (116,375)
   Servicing agent fees waived                                                                         (77,583)
---------------------------------------------------------------------------------------------------------------
   Net expenses                                                                                        746,790
---------------------------------------------------------------------------------------------------------------
      NET INVESTMENT INCOME                                                                          3,906,876
---------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on:
      Investments                                                                                      421,069
      Swaptions                                                                                              -
   Net change in unrealized appreciation (depreciation) on:
      Investments                                                                                     (268,146)
      Swaptions                                                                                       (139,503)
---------------------------------------------------------------------------------------------------------------
   Net realized and unrealized loss on investments and swaptions                                        13,420
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO AUCTION MARKET PREFERRED SHAREHOLDERS FROM
   Net investment income                                                                            (1,358,284)
---------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS             $ 2,562,012
===============================================================================================================

See notes to financial statements.

14 | SemiAnnual Report | January 31, 2008

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund Statement of CHANGES IN NET ASSETS |

                                                                                             FOR THE
                                                                                    SIX MONTHS ENDED            FOR THE
                                                                                    JANUARY 31, 2008         YEAR ENDED
                                                                                          (UNAUDITED)     JULY 31, 2007
-------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS:
   Net investment income                                                                $  3,906,876       $  7,548,722
   Net realized gain (loss) on investments and swaptions                                     421,069            269,281
   Net change in unrealized appreciation (depreciation) on investments and swaptions        (407,649)          (975,445)
DISTRIBUTIONS TO AUCTION MARKET PREFERRED SHAREHOLDERS FROM NET INVESTMENT INCOME         (1,358,284)        (2,494,560)
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to common shareholders resulting from operations     2,562,012          4,347,998
DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
   Net investment income                                                                  (2,452,098)        (4,614,546)
-------------------------------------------------------------------------------------------------------------------------
   Total change in net assets applicable to common shareholders                              109,914           (266,548)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
   Beginning of period                                                                   112,777,286        113,043,834
-------------------------------------------------------------------------------------------------------------------------
   End of period (including undistributed net investment income of $717,564
   and $621,070, respectively.)                                                         $112,887,200       $112,777,286
=========================================================================================================================

See notes to financial statements.

                                       SemiAnnual Report | January 31, 2008 | 15

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund Financial HIGHLIGHTS |

                                                                                                                      FOR THE PERIOD
                                                                FOR THE                                                   AUGUST 27,
                                                       SIX MONTHS ENDED         FOR THE        FOR THE        FOR THE          2003*
PER SHARE OPERATING PERFORMANCE FOR ONE COMMON SHARE   JANUARY 31, 2008      YEAR ENDED     YEAR ENDED     YEAR ENDED        THROUGH
OUTSTANDING THROUGHOUT EACH PERIOD                           (UNAUDITED)  JULY 31, 2007  JULY 31, 2006  JULY 31, 2005  JULY 31, 2004
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                          $   14.21       $   14.25     $    14.68      $   13.83     $  14.33**
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
Net investment income                                              0.49            0.95           0.90           0.92         0.78
Net realized and unrealized gain/(loss) on investments
   and swaptions transactions                                      0.01           (0.10)         (0.41)          0.87        (0.42)
Distributions to preferred shareholders from
   net investment income (common share equivalent basis)          (0.17)          (0.31)         (0.27)         (0.16)       (0.08)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   0.33            0.54           0.22           1.63         0.28
------------------------------------------------------------------------------------------------------------------------------------
Distributions to common shareholders from net investment income   (0.31)          (0.58)         (0.65)         (0.78)       (0.63)
------------------------------------------------------------------------------------------------------------------------------------
Common share offering costs charged to paid-in-capital
   in excess of par                                                   -               -              -              -         (0.03)
Preferred shares offering costs/underwriting discount charged to
paid-in-capital in excess of par                                      -               -              -              -         (0.12)
------------------------------------------------------------------------------------------------------------------------------------
Total capital share transactions                                      -               -             -               -         (0.15)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $   14.23       $   14.21     $    14.25      $   14.68     $   13.83
------------------------------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF PERIOD                                   $   12.73       $   12.63     $    12.29      $   13.15     $   13.11
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(A)
   Net asset value                                                2.35%           3.80%          1.57%        12.03%          1.11%
   Market value                                                   3.31%           7.93%         -1.60%         6.47%         -8.62%
RATIOS AND SUPPLEMENTAL DATA
Net assets end of period (thousands)                          $ 112,887       $ 112,777     $  113,044      $116,511     $ 109,776

Ratio of expenses to average net assets
   (excluding interest expense on floating rate note
   obligations and net of fee waivers)(c)                       1.25%(b)          1.28%          1.63%         1.53%       1.34%(b)
Ratio of expenses to average net assets
   (excluding interest expense on floating rate note
    obligations and excluding fee waivers)(c)                   1.59%(b)          1.62%          1.89%         1.77%       1.56%(b)
Ratio of expenses to average net assets (including
   interest expense on floating rate note obligations(d)
   and net of fee waivers)(c)                                   1.33%(b)          1.44%          1.63%         1.53%       1.34%(b)
Ratio of expenses to average net assets (including
   interest expense on floating rate note obligations(d)
   and excluding fee waivers)(c)                                1.67%(b)          1.78%          1.89%         1.77%       1.56%(b)
Ratio of net investment income to average net assets(c)         6.93%(b)          6.56%          6.21%         6.34%       5.85%(b)
Portfolio turnover                                                17%                4%            21%           15%        129%
Preferred shares, at redemption value ($25,000 per share
   liquidation preference) (thousands)                       $ 69,450          $ 69,450      $  69,450      $ 69,450       $ 69,450
Preferred shares asset coverage per share                    $ 65,636          $ 65,597      $  65,693      $ 66,941       $ 64,516
Asset coverage per $1,000 of indebtedness(e)                 $ 73,935          $ 37,445            N/A           N/A            N/A

*    Commencement of investment operations.

** Initial public offering price of $15.00 per share less underwriting discount of $0.675 per share.

(a) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (NAV) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for returns at NAV or in accordance with the Fund's dividend reinvestment plan for returns at market value. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(b)  Annualized.

(c) Calculated on the basis of income and expenses applicable to both common and preferred shares relative to average net assets of common shareholders.

(d) See Note 1 of the Notes to Financial Statements for more information on floating rate note obligations.

(e) Calculated by subtracting the Fund's total liabilities (not including the floating rate note obligations) from the Fund's total assets and dividing by the total number of indebtedness units, where one unit equals $1,000 of indebtedness.

See notes to financial statements.

16 | SemiAnnual Report | January 31, 2008

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Notes to FINANCIAL STATEMENTS | JANUARY 31, 2008 (unaudited)


Note 1 - ORGANIZATION & ACCOUNTING POLICIES

The MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund") was organized as a Delaware statutory trust on May 20, 2003. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide its common shareholders with high current income exempt from regular federal income tax while seeking to protect the value of the Fund's assets during periods of interest rate volatility. Prior to commencing operations on August 27, 2003, the Fund had no operations other than matters relating to its organization and registration and the sale and issuance of 6,981 common shares of beneficial interest to MBIA Capital Management Corp. The following is a summary of significant accounting policies followed by the Fund.

SECURITIES VALUATION: The municipal bonds in which the Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, the Fund uses the valuations of portfolio securities furnished by a pricing service approved by the Board of Trustees. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Municipal bonds for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees. Positions in futures contracts, interest rate swaps and options on interest rate swaps ("swaptions") are valued at closing prices for such contracts established by the exchange or dealer market on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods approved in good faith by the Board of Trustees.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required.

SWAPTIONS: The Fund may engage in options transactions on interest rate swap agreements, commonly referred to as swaptions. A swaption is an agreement between two parties where one party purchases the right from the other party to enter into an interest rate swap at a specified date and for a specified "fixed rate" yield (or "exercise" yield). In a pay-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a payer of fixed rate interest and receiver of variable rate interest, while the writer of the swaption has the obligation to enter into the other side of the interest rate swap. In a receive-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a receiver of fixed rate interest and a payer of variable rate interest, while the writer has the obligation to enter into the opposite side of the interest rate swap. The Fund will enter into such transactions to attempt to hedge some or all of its interest rate exposure in its holdings of municipal bonds. The Fund generally purchases pay-fixed swaptions. Upon the purchase of these pay-fixed swaptions by the Fund, the total purchase price paid was recorded as an investment. The market valuation is determined as set forth in the preceding securities valuation paragraph. When the pay-fixed swaptions are exercised, the Fund has the right to enter into an interest rate swap as a payer of fixed rate interest and receiver of variable rate interest. When the pay-fixed swaptions reach their scheduled expiration dates, the Fund will record a gain or loss depending on the difference between the purchase price and the value of the swaptions on their exercise date.

DIVIDENDS AND DISTRIBUTIONS: The Fund declares on a quarterly basis and pays on a monthly basis dividends from net investment income to common shareholders. Distributions of net realized capital gains, if any, will be paid at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 5.

INVERSE FLOATING RATE INVESTMENTS AND FLOATING RATE NOTE OBLIGATIONS: Inverse floating rate instruments are notes whose coupon rate fluctuates inversely to a predetermined interest rate index. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, the holder of these inverse floating rate instruments retain all credit and interest rate risk associated with the full underlying bond and not just the par value of the inverse floating rate instrument. As such, these instruments should be viewed as having inherent leverage and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage may cause the Fund's net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

 The Fund may invest in inverse floating rate securities through either a direct purchase or through the transfer of bonds to a dealer trust in exchange for cash and/or residual interests in the dealer trust. For those inverse floating rate securities purchased directly, the instrument is included in the Portfolio of Investments with income recognized on an accrual basis.

For those inverse floating rate securities purchased through a transfer of a fixed rate bond to a dealer trust in exchange for cash and/or residual interests in the dealer trusts' assets and cash flows, FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities (FAS 140) calls for this transaction to be accounted for as a financing by the dealer trust of the transferred fixed rate bond. In these transactions, the dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The residual interests held by the Fund (the inverse floating rate investments) include the right of the Fund to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date and to transfer the municipal bond from the dealer trusts to the Fund, thereby collapsing the dealer trusts. The Fund accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Fund's Portfolio of Investments, and the related floating rate notes reflected as a liability under the caption "Floating rate note obligations" on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption "Interest" and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption "Interest expense on floating rate note obligations" on the Fund's Statement of Operations. The notes issued by the dealer trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. At January 31, 2008, Fund investments with a par value of $5.0 million (market value of $4.8 million) are held by the dealer trusts and serve as collateral for the $2,500,000 in floating rate notes outstanding at that date. Contractual maturities of the floating rate notes and interest rates in effect at January 31, 2008 are presented on the Portfolio of Investments.

USE OF ESTIMATES: The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


                                       SemiAnnual Report | January 31, 2008 | 17

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | NOTES TO FINANCIAL STATEMENTS (unaudited) continued


Note 2 - AGREEMENTS

Pursuant to an Investment Advisory Agreement (the "Advisory Agreement") between MBIA Capital Management Corp. (the "Adviser") and the Fund, the Adviser is responsible for the daily management of the Fund's portfolio, which includes buying and selling securities for the Fund, as well as investment research, subject to the direction of the Fund's Board of Trustees. The Adviser is a subsidiary of MBIA Asset Management, LLC which, in turn, is a wholly-owned subsidiary of MBIA, Inc. The Advisory Agreement provides that the Fund shall pay to the Adviser a monthly fee for its services at the annual rate of 0.39% of the sum of the Fund's average daily managed assets. ("Managed Assets" represent the Fund's total assets including the assets attributable to the proceeds from any financial leverage but excluding the assets attributable to floating rate note obligations, minus liabilities, other than debt representing financial leverage.) The Adviser contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the annual rate of 0.09% of the Fund's average daily Managed Assets from the commencement of the Fund's operations through September 1, 2008 and at the annual rate of 0.042% thereafter through September 1, 2009. Effective June 16, 2006, the Adviser voluntarily agreed to waive an additional 0.0375% of advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

Pursuant to a Servicing Agreement, Claymore Securities, Inc. (the "Servicing Agent") acts as servicing agent to the Fund. The Servicing Agent receives an annual fee from the Fund, payable monthly in arrears, in an amount equal to 0.26% of the average daily value of the Fund's Managed Assets. The Servicing Agent contractually agreed to waive a portion of the servicing fee it is entitled to receive from the Fund at the annual rate of 0.06% of the average daily value of the Fund's Managed Assets from the commencement of the Fund's operations through September 1, 2008 and at the annual rate of 0.028% thereafter through September 1, 2009. Effective June 16, 2006, the Servicing Agent voluntarily agreed to waive an additional 0.025% of servicing fees. This waiver is voluntary in nature and can be discontinued at the Servicing Agent's discretion.

Under a separate Fund Administration agreement, Claymore Advisors, LLC provides fund administration services to the Fund. Claymore Advisors, LLC receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

MANAGED ASSETS                                              RATE
-----------------------------------------------------------------
First $200,000,000                                       0.0275%
Next $300,000,000                                        0.0200%
Next $500,000,000                                        0.0150%
Over $1,000,000,000                                      0.0100%
-----------------------------------------------------------------

For the period ended January 31, 2008, the Fund paid approximately, $25,000 in fund administration fees.

The Bank of New York ("BNY") acts as the Fund's custodian, accounting agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Certain officers and/or trustees of the Fund are officers and/or directors of the Adviser and the Servicing Agent.

The Fund does not compensate its officers who are officers of the aforementioned firms.

Note 3 - INVESTMENT TRANSACTIONS
Purchases and sales of investment securities, excluding short-term investments, for the period ended January 31, 2008, aggregated $30,152,885 and $31,165,357, respectively.

Note 4 - FEDERAL INCOME TAXES
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the tax components of investments as of January 31, 2008 is as follows:

     COST OF                                                NET TAX
 INVESTMENTS         GROSS TAX        GROSS TAX          UNREALIZED
     FOR TAX        UNREALIZED       UNREALIZED        APPRECIATION
    PURPOSES      APPRECIATION     DEPRECIATION      ON INVESTMENTS
-------------------------------------------------------------------
$178,721,243        $8,120,733      ($6,543,303)         $1,577,430
-------------------------------------------------------------------

There is a $2,500,000 difference between book and tax basis cost of investments due to the Generally Accepted Accounting Principles ("GAAP") presentation under FAS 140 of inverse floater positions. The remaining difference between book and tax basis cost of investments is due to book/tax differences on the recognition of partnership/trust income.

As of July 31, 2007, the components of accumulated earnings/(losses) (excluding paid-in capital) on a tax basis were as follows:

                 UNDISTRIBUTED      ACCUMULATED          UNREALIZED
                    TAX-EXEMPT      CAPITAL AND       APPRECIATION/
                        INCOME     OTHER LOSSES      (DEPRECIATION)
-------------------------------------------------------------------
2007                  $718,064      ($2,257,380)         $1,886,029
-------------------------------------------------------------------

The cumulative timing differences under tax basis accumulated capital loss for the year ended July 31, 2007 is due to investments in partnerships/trusts.

As of July 31, 2007, for federal income tax purposes, the Fund utilized $240,211 of capital loss carryforward to offset capital gains. The Fund had a remaining capital loss carryforward of $2,257,380 available to offset possible future capital gains. The capital loss carryforward is set to expire as follows:
$1,631,920 on July 31, 2013 and $625,460 on July 31, 2014. Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

Distributions paid to shareholders during the tax year ended July 31, 2007 were characterized as follows for tax purposes:

          TAX-EXEMPT      ORDINARY       LONG-TERM            TOTAL
              INCOME        INCOME    CAPITAL GAIN    DISTRIBUTIONS
-------------------------------------------------------------------
2007      $7,105,271        $3,835             $ -       $7,109,106
-------------------------------------------------------------------

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implications of FIN 48 and has determined it does not have any impact on the financial statements as of January 31, 2008.

Tax years for 2005, 2006 and 2007 are still subject to examination by major jurisdictions.


18 | SemiAnnual Report | January 31, 2008

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | NOTES TO FINANCIAL STATEMENTS (unaudited) continued


Note 5 - CAPITAL
There are an unlimited number of $.001 par value common shares of beneficial interest authorized and 7,935,591 common shares outstanding at January 31, 2008, of which the Adviser owned 6,981 shares. There were no transactions in common shares for the period ended January 31, 2008 or the year ended July 31, 2007, respectively.

On October 27, 2003, the Fund issued 1,389 shares of Auction Market Preferred Shares, Series M7 and 1,389 shares of Auction Market Preferred Shares, Series W28. The preferred shares have a liquidation value of $25,000 per share plus any accumulated unpaid dividends. As of January 31, 2008, the Fund had 1,389 shares each of Auction Market Preferred Shares, Series M7 and W28, outstanding.

Dividends on the preferred shares are cumulative at a rate that is set by auction procedures. The dividend rate range on the preferred shares of the Fund for the period ended January 31, 2008, were as follows:

SERIES         LOW         HIGH     AT 1/31/08  NEXT AUCTION DATE
-----------------------------------------------------------------
M7           3.40%        4.75%          3.60%            2/04/08
W28          3.60%        4.50%          3.60%            2/27/08
-----------------------------------------------------------------

The Fund is subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of preferred shares at their liquidation value plus any accrued dividends. Preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of preferred shares.

Note 6 - BORROWINGS
The Fund has an uncommitted $2,000,000 line of credit with BNY. Interest on the amount borrowed is based on the Federal Funds Rate plus a spread on outstanding balances. At January 31, 2008 there was no outstanding balance in connection with the Fund's uncommitted line of credit. The average daily amount of borrowings during the period ended January 31, 2008 was $86,304 with a related weighted average interest rate of 5.60%.

Note 7 - INDEMNIFICATIONS
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 - ACCOUNTING PRONOUNCEMENTS
In September, 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Valuation Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of January 31, 2008, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosure will be required about the inputs used to develop measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Note 9 - SUBSEQUENT EVENTS
Dividend Declarations - Common Shareholders
The Fund has declared the following dividends to common shareholders:

      RATE    DECLARATION   EX-DIVIDEND       RECORD     PAYABLE
  PER SHARE          DATE          DATE         DATE        DATE
----------------------------------------------------------------
    $0.0525       1/02/08       2/06/08      2/08/08     2/15/08
    $0.0525       1/02/08       3/05/08      3/07/08     3/17/08
----------------------------------------------------------------

AUCTION MARKET PREFERRED SHARES
The broad auction-rate preferred securities market has experienced some disruption in the past few months, but those disruptions have increased dramatically during the second half of February. The result has been an increasing number of failed auctions on many, if not all, auction-rate preferred shares, including the Fund's AMPS. Management believes this increase in failed auctions is simply a liquidity issue and investors need to be aware that a failed auction is not a default nor does it require the redemption of the Fund's AMPS. Additionally, failed auctions do not impact the AAA credit rating assigned to the Fund's AMPS.

Provisions in the AMPS offering documents establish a maximum rate in the event of a failed auction. The AMPS reference rate is the higher of LIBOR or 90% of the taxable equivalent of the short-term municipal bond rate, and the maximum rate, for auctions for which the Fund has not given notice that the auction will consist of net capital gains or other taxable income, is the higher of the reference rate * 110% or the reference rate + 1.10%. The maximum rate for the Fund's auctions taking place during the last week in February 2008 ranged from 4.91% to 5.06%, well above prior levels.

Management will continue to monitor events in the marketplace and continue to evaluate the Fund's leverage as well as any alternatives that may be available.


                                       SemiAnnual Report | January 31, 2008 | 19

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Supplemental INFORMATION | (UNAUDITED)


RESULTS OF SHAREHOLDER VOTES
The Annual Meeting of Shareholders of the Fund was held on December 11, 2007. Holders of the Fund's common and preferred shares of beneficial interest voted on the election of Trustees.

Voting results for the election of Trustees by common shareholders are set forth below:

                           # OF SHARES IN FAVOR    # OF SHARES WITHHELD
-----------------------------------------------------------------------
Randall C. Barnes                     6,184,717                 621,713
Clifford D. Corso                     6,185,117                 621,313



Voting results for the election of Trustees by preferred shareholders are set forth below:

                           # OF SHARES IN FAVOR    # OF SHARES WITHHELD
-----------------------------------------------------------------------
Ronald A. Nyberg                          2,575                      52

The terms of the following Trustees of the Fund did not expire in 2007: Nicholas Dalmaso and Ronald E. Toupin.

TRUSTEES
The Trustees of the MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR       TERM OF OFFICE**  PRINCIPAL OCCUPATION DURING       NUMBER OF PORTFOLIOS
OF BIRTH AND POSITION(S)   AND LENGTH OF     THE PAST FIVE YEARS AND           IN FUND COMPLEX***         OTHER DIRECTORSHIPS
HELD WITH REGISTRANT       TIME SERVED       OTHER AFFILIATIONS                OVERSEEN BY TRUSTEE        HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Randall C. Barnes          Since 2006        Investor (2001-present).           48                        None
Year of Birth: 1951                          Formerly, Senior Vice President
Trustee                                      & Treasurer (1993-1997),
                                             President, Pizza Hut
                                             International (1991-1993) and
                                             Senior Vice President, Strategic
                                             Planning and New Business
                                             Development (1987-1990) of
                                             PepsiCo, Inc. (1987-1997).

------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg           Since 2003        Partner of Nyberg & Cassioppi,     51                        None
Year of Birth: 1953                          LLC, a law firm specializing in
Trustee                                      corporate law, estate planning
                                             and business transactions
                                             (2000-present). Formerly,
                                             Executive Vice President,
                                             General Counsel and Corporate
                                             Secretary of Van Kampen
                                             Investments (1982-1999).

------------------------------------------------------------------------------------------------------------------------------------
Ronald E. Toupin, Jr.      Since 2003        Formerly, Vice President,          48                        None
Year of Birth: 1958                          Manager and Portfolio Manager of
Trustee                                      Nuveen Asset Management
                                             (1998-1999), Vice President of
                                             Nuveen Investment Advisory Corp.
                                             (1992-1999), Vice President and
                                             Manager of Nuveen Unit
                                             Investment Trusts (1991-1999),
                                             and Assistant Vice President and
                                             Portfolio Manager of Nuveen Unit
                                             Investment Trusts (1988-1999),
                                             each of John Nuveen & Co., Inc.
                                             (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Clifford D. Corso+         Since 2003        President of MBIA Asset            1                         None
113 King Street                              Management LLC & MBIA Capital
Armonk, NY 10504                             Management Corp.; Chief
Year of Birth: 1961                          Investment Officer, MBIA
Trustee and President                        Insurance Corp.

------------------------------------------------------------------------------------------------------------------------------------
Nicholas Dalmaso++         Since 2003        Senior Managing Director and       51                        None
Year of Birth: 1965                          Chief Administrative Officer of
Trustee,                                     Claymore Advisors, LLC and
Chief Executive Officer                      Claymore Securities, Inc.
and Chief Legal Officer                      (2007-present). Formerly, Senior
                                             Managing Director and General
                                             Counsel of Claymore Group Inc.,
                                             Claymore Advisors, LLC and
                                             Claymore Securities, Inc.
                                             (2001-2007). Assistant General
                                             Counsel, John Nuveen and Co.,
                                             Inc. (1999-2001). Former Vice
                                             President and Associate General
                                             Counsel of Van Kampen
                                             Investments, Inc. (1992-1999).
------------------------------------------------------------------------------------------------------------------------------------

* The business address of each Trustee unless otherwise noted is c/o MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund, 2455 Corporate West Drive, Lisle, IL 60532.

** The Trustees of each class shall be elected at an annual meeting of shareholders or special meeting in lieu thereof called for that purpose, and each Trustee elected shall hold office until his or her successor shall have been elected and shall have qualified. The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office, or removal, of a Trustee.

*** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

+ Mr. Corso is an "interested person" (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund because of his position as an officer of MBIA Asset Management and MBIA Capital Management Co., the Fund's Investment Adviser.

++ Mr. Dalmaso is an "interested person" (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund because of his position as an officer of Claymore Securities, Inc., the Fund's Servicing Agent.

20 | SemiAnnual Report | January 31, 2008

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | SUPPLEMENTAL INFORMATION (unaudited) continued


OFFICERS
The Officers of the MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR OF BIRTH AND          TERM OF OFFICE** AND   PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
POSITION(S) HELD WITH REGISTRANT           LENGTH OF TIME SERVED  AND OTHER AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Hill                             Since 2006             Senior Managing Director of Claymore Advisors, LLC and Claymore
Year of Birth: 1964                                               Securities, Inc. (2005-present). Chief Financial Officer of
Chief Financial Officer,                                          Claymore Group Inc. (2005-2006). Managing Director of Claymore
Chief Accounting Officer                                          Advisors, LLC and Claymore Securities, Inc. (2003-2005).
and Treasurer                                                     Treasurer of Henderson Global Funds and Operations Manager for
                                                                  Henderson Global Investors (North America) Inc., (2002-2003);
                                                                  Managing Director, FrontPoint Partners LLC (2001-2002);
                                                                  Vice President, Nuveen Investments (1999-2001); Chief
                                                                  Financial Officer, Skyline Asset Management LP, (1999); Vice
                                                                  President, Van Kampen Investments and Assistant Treasurer,
                                                                  Van Kampen mutual funds (1989-1999).

------------------------------------------------------------------------------------------------------------------------------------

Jim Howley                                 Since 2006             Vice President, Fund Administration of Claymore Securities,
Year of Birth: 1972                                               Inc. (2004-present). Previously, Manager, Mutual Fund
Assistant Treasurer                                               Administration of Van Kampen Investments.

------------------------------------------------------------------------------------------------------------------------------------

Melissa J. Nguyen                          Since 2006             Vice President, Assistant General Counsel of Claymore Group
Year of Birth: 1978                                               Inc. (2005-present). Secretary of certain funds in the Fund
Secretary                                                         Complex. Previously, Associate, Vedder, Price, Kaufman &
                                                                  Kammholz, P.C. (2003-2005).

------------------------------------------------------------------------------------------------------------------------------------

Bruce Saxon                                Since 2006             Vice President - Fund Compliance Officer of Claymore
Year of Birth: 1957                                               Securities, Inc. (Feb 2006 - present). Previously, Chief
Chief Compliance Officer                                          Compliance Officer/Assistant Secretary of Harris Investment
                                                                  Management, Inc. (2003-2006). Director - Compliance of
                                                                  Harrisdirect LLC (1999-2003).

------------------------------------------------------------------------------------------------------------------------------------

Jeffrey S. MacDonald                       Since 2007             Director of Advisory Services Portfolio Management, MBIA
113 King Street                                                   Asset Management (2007-present). Formerly, Vice President
Armonk, NY 10504                                                  and Portfolio Manager, Hartford Investment Management
Year of Birth: 1970                                               Company (2005-2007); Fixed Income Portfolio Analyst,
Vice President                                                    Wellington Management Company (2000-2004).

------------------------------------------------------------------------------------------------------------------------------------

Leonard I. Chubinsky                       Since 2003             General Counsel and Secretary, MBIA Asset Management LLC &
113 King Street                                                   MBIA Capital Management Corp.; Deputy General Counsel, MBIA
Armonk, NY 10504                                                  Insurance Corp.
Year of Birth: 1948
Assistant Secretary
and Assistant Vice President

------------------------------------------------------------------------------------------------------------------------------------

Mark E. Mathiasen                          Since 2007             Assistant Vice President, Attorney of Claymore Advisors, LLC
Year of Birth: 1978                                               (2007-present). Secretary of certain funds in the Fund
Assistant Secretary                                               Complex. Previoiusly, Law Clerk for the Idaho State Courts
                                                                  (2003-2007).
------------------------------------------------------------------------------------------------------------------------------------

* The business address of each officer unless otherwise noted is c/o MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund, 2455 Corporate West Drive, Lisle, IL 60532.

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

                                       SemiAnnual Report | January 31, 2008 | 21

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Dividend Reinvestment PLAN | (unaudited)


Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), unless a shareholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by The Bank of New York ("Administrator"), as agent for shareholders in administering the Plan (the "Plan Agent"), in additional common shares of the Fund. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to confirm that they are eligible to participate in the Plan. Shareholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Administrator, as dividend paying agent. Such shareholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to the Administrator, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.

Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("newly issued shares") or (ii) by purchase of outstanding common shares on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the payment date, provided that, if the net asset value per share is less than or equal to 95% of the market price per share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per share on the payment date. If on the dividend payment date the net asset value per share is greater than the market value plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

If, before the Plan Agent has completed its open-market purchases, the market price of the common shares exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued shares at the net asset value per share at the close of business on the last purchase date; provided that, if the net asset value per share is less than 95% of the market price per share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per share on the payment date.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All questions and correspondence concerning the Plan should be directed to the Plan Administrator, The Bank of New York, Attention: Stock Transfer Department, 101 Barclay 11E, New York, New York 10286, Phone Number: 866-488-3559.


22 | SemiAnnual Report | January 31, 2008

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Fund INFORMATION |

BOARD OF TRUSTEES
Randall C. Barnes

Clifford D. Corso*

Nicholas Dalmaso*

Ronald A. Nyberg

Ronald E. Toupin, Jr.


* Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended.


OFFICERS
Clifford D. Corso
President

Nicholas Dalmaso
Chief Executive Officer
and Chief Legal Officer

Steven M. Hill
Chief Financial Officer,
Chief Accounting Officer
and Treasurer

Jeffrey S. MacDonald
Vice President

Bruce Saxon
Chief Compliance Officer

Melissa J. Nguyen
Secretary

James Howley
Assistant Treasurer

Leonard Chubinsky
Assistant Secretary
and Assistant Vice President

Mark E. Mathiasen
Assistant Secretary

INVESTMENT ADVISER
MBIA Capital Management Corp.
Armonk, New York

SERVICING AGENT
Claymore Securities, Inc.
Lisle, Illinois

ADMINISTRATOR
Claymore Advisors, LLC
Lisle, Illinois

ACCOUNTING AGENT, CUSTODIAN,
TRANSFER AGENT AND AUCTION AGENT
The Bank of New York
New York, New York

LEGAL COUNSEL
Simpson Thacher & Bartlett LLP
New York, New York

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
Chicago, Illinois



PRIVACY PRINCIPLES OF MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND FOR SHAREHOLDERS

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us and our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or third parties, except as permitted by law. We share only the minimum information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financial and tax forms. Even within MBIA and its affiliated entities, only a limited number of people who actually service accounts will ever have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, MBIA and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our website-www.MBIA.com.

QUESTIONS CONCERNING YOUR SHARES OF MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND:

o    If your shares are held in a Brokerage Account, contact your Broker.

o If you have physical possession of your shares in certificate form, contact the Fund's Accounting Agent, Custodian, Transfer Agent and Auction Agent:

     The Bank of New York, 101 Barclay 11E, New York, New York 10286 (866) 488-3559

This report is sent to shareholders of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund has adopted the Adviser's proxy voting policies and procedures related to govern the voting of proxies relating to the voting securities of the Fund. A description of the Adviser's proxy voting policies and information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007 are available on the U.S. Securities and Exchange Commission's ("SEC") website at http://www.sec.gov and is available, without charge, upon request by calling (866)-819-5301.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at http://www.sec.gov. The Fund's Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.claymore.com. To obtain information on Form N-Q from the Fund, please call (800)-345-7999.

In December 2007, the Fund submitted a CEO annual certification to the NYSE in which the Fund's principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.

NOTICE TO SHAREHOLDERS

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase at market prices from time to time shares of its common stock in the open market.


                                       SemiAnnual Report | January 31, 2008 | 23

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

About the FUND MANAGER |


MBIA CAPITAL MANAGEMENT CORP.

MBIA Capital Management Corp. ("MBIA Capital Management"), the Fund's Investment Adviser, is based in Armonk, New York and was created in 1994 to provide fixed-income asset management services. The firm specializes in the management of fixed-income securities and provides expertise in investment-grade municipal bond investing. MBIA Capital Management Corp. is owned by MBIA Asset Management Group, a $67 billion dollar manager of fixed income products. The parent company, MBIA, Inc., is listed on the New York Stock Exchange and is a component stock of the S&P 500 Index.

INVESTMENT PHILOSOPHY

MBIA Capital Management's philosophy is anchored in the conviction that a high quality municipal portfolio diversified among maturities will provide favorable risk-adjusted performance over time and through a variety of market cycles. MBIA Capital Management believes that security selection is enhanced by its large and dedicated staff of credit analysts. Each analyst has a thorough understanding of the broad market, but focuses research on a particular segment of the larger market.

INVESTMENT PROCESS

Investment strategy, including credit quality, yield curve positioning and duration targets, is set for portfolios at regular strategy meetings with the firm's chief investment officer, portfolio managers and sector specialists. Credit quality decisions are based on credit bands established for each of the portfolios and the current relative value of securities within each of the credit bands. Duration target decisions are based on duration bands which direct the overall risk profile of portfolios relative to their benchmarks and the consensus outlook on the term structure of interest rates. Duration management is extended to each of the individual market sectors. Using the guidelines established in the strategy meetings, the municipal portfolio managers work closely with research analysts. MBIA's rigorous bottom-up process is rooted in fundamental credit analysis and MBIA's proprietary research.


MBIA CAPITAL MANAGEMENT CORP.
113 King Street
Armonk, NY 10504


             NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE


MZF
LISTED
NYSE


MZF-SAR-0108

ITEM 2. CODE OF ETHICS.

Not applicable for a semi-annual reporting period.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for a semi-annual reporting period.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable for a semi-annual reporting period.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT.

Not applicable for a semi-annual reporting period.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for a semi-annual reporting period.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) A team of investment professionals at MBIA Capital Management Corp. (the "Adviser") share primary responsibility for the day-to-day portfolio management of the Fund. The following provides information regarding the members of the team as of January 31, 2008.

  ------------------------------- ---------------- ----------------------------------------------------------------
               NAME                    SINCE                           PROFESSIONAL EXPERIENCE
  ------------------------------- ---------------- ----------------------------------------------------------------

  ------------------------------- ---------------- ----------------------------------------------------------------
  Clifford D. Corso                     2003       President of MBIA Asset Management LLC & MBIA Capital
                                    (Inception)    Management Corp.; Chief Investment Officer, MBIA Insurance
                                                   Corp.
  ------------------------------- ---------------- ----------------------------------------------------------------
  Jeffrey S. MacDonald                  2007       Director, MBIA-CMC (2007-present); Director, Advisory Services
  James B. DiChiaro                     2007       Vice President, MBIA-CMC (1999-present); Portfolio Management
  ------------------------------- ---------------- ----------------------------------------------------------------

(a) (2) (i-iii) Other accounts managed. MBIA Capital Management Corp. does not manage any performance based fee accounts. The following summarizes information regarding each of the other accounts managed by the MBIA Capital Management Corp. portfolio managers as of January 31, 2008:

                            REGISTERED INVESTMENT          OTHER POOLED INVESTMENT
                                  COMPANIES                       VEHICLES                     OTHER ACCOUNTS
                         --------------------------      ----------------------------   -----------------------------
                          # OF                             # OF                           # OF
NAME                     ACCOUNTS     TOTAL ASSETS       ACCOUNTS      TOTAL ASSETS     ACCOUNTS       TOTAL ASSETS
Clifford D. Corso            1       $   95 million        13         $  10.4 billion      212        $ 53.76 billion
Jeffrey S. MacDonald         1       $   24 million        17         $  10.9 billion      222        $ 9.51 billion
James B. DiChiaro            1       $   25 million        13         $  4.2 billion        4         $  8.0 billion

(a) (2) (iv) Conflicts of Interest. MBIA Capital Management Corp. provides advisory services to other clients which invest in securities of the same type that the Fund invests in (i.e. municipal obligations). These include certain managed accounts which are affiliates of MBIA Capital Management Corp. The Adviser is aware of its obligation to ensure that when orders for the same securities are entered on behalf of the Fund and other accounts, that the Fund receives fair and equitable allocation of these orders, particularly where affiliated accounts may participate. As of January 31, 2008, the Fund has dealt with this conflict of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation which provide a methodology for ensuring fair treatment for all clients in situations where orders can not be completely filled or filled at different prices.

(a) (3) Compensation. As of January 31, 2008, MBIA Capital Management Corp., as Adviser to the Fund, compensates the Fund's portfolio managers for their management of the Fund. Compensation is comprised of a fixed base salary and discretionary performance bonus that is based on the overall success of the Adviser, and the individual's responsibility and his/her performance versus expectations, which are reviewed annually. That evaluation includes the professionals' own self-assessment of their years' work relative to their responsibilities and also includes supervisor evaluation. The Adviser's compensation strategy is to provide reasonable base salaries commensurate with an individual's responsibility and provide performance bonus awards. Additionally, there is a long-term incentive plan, which is eligible for participation by employees at the Vice President level and above. Total compensation of the Fund's portfolio managers is not related to Fund performance.

(a) (4) Securities ownership. The following table discloses the dollar range of equity securities of the Fund beneficially owned by the each of the MBIA Capital Management Corp. portfolio managers as of January 31, 2008:

                                                                DOLLAR RANGE OF
                                                                    EQUITY
                                                                 SECURITIES IN
                                                                     FUND
NAME OF PORTFOLIO MANAGER
Clifford D. Corso                                                    None
Jeffrey S. MacDonald                                                 None
James B. DiChiaro                                                    None

(b) Change in Portfolio Manager. Jeffrey S. MacDonald and James B. DiChiaro joined the team of investment professionals who share the primary responsibility for the day-to-day management of the Fund's portfolio.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded based on such evaluation, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2 of the Investment Company Act of 1940.

(a)(3) Not Applicable.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act of 1940.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MBIA Capital /Claymore Managed Duration Investment Grade Municipal Fund

By: /s/ Nicholas Dalmaso
    --------------------------------------
        Nicholas Dalmaso,
        Chief Executive Officer and Chief Legal Officer

Date: April 4, 2008


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Nicholas Dalmaso
    --------------------------------------
        Nicholas Dalmaso,
        Chief Executive Officer and Chief Legal Officer

Date: April 4, 2008


By: /s/ Steven M. Hill
    --------------------------------------
        Steven M. Hill
        Chief Financial Officer, Chief Accounting Officer and Treasurer

Date: April 4, 2008